Exhibit 99.1

Investor Deck Dual Use heavy duty long range, Hydrogen powered eVTOLs

Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination among Gadfin Ltd . (“Gadfin”), Israel Acquisitions Corp (“ISRL”) and Gadfin Regev Holdings Ltd (a newly formed holding company for purposes of completing the Proposed Transactions, “NewPubco”) and related transactions (the “Proposed Transactions”) and for no other purpose . No representations or warranties, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will ISRL, Gadfin, NewPubco or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . None of ISRL, Gadfin or NewPubco has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Gadfin or the Proposed Transactions . Viewers of this Presentation should each make their own evaluation of Gadfin and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Important Information and Where to Find It In connection with the Proposed Transactions, ISRL and Gadfin will file a registration statement on Form F - 4 with the U . S . Securities and Exchange Commission (the “SEC”) that will include a proxy statement of ISRL and will also constitute a prospectus of NewPubco (the “proxy statement/prospectus”) . The proxy statement/prospectus will be mailed to ISRL’s shareholders . ISRL, Gadfin and NewPubco urge investors, shareholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Proposed Transactions . Such persons can also read ISRL’s final prospectus for its initial public offering filed with the SEC on January 17 , 2023 (the “ISRL IPO Prospectus”) for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Proposed Transactions described herein . ISRL’s definitive proxy statement/prospectus will be mailed to ISRL’s shareholders as of a record date to be established for voting on the Proposed Transactions . ISRL’s shareholders will also be able to obtain a copy of such documents, without charge and once available, by directing a request to : Israel Acquisitions Corp, 12600 Hill Country Blvd, Building R, Suite 275 , Bee Cave, Texas, 78738 . These documents, once available, can also be obtained, without charge, at the SEC’s web site (http : //www . sec . gov) . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation ISRL, Gadfin, NewPubco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ISRL shareholders in connection with the Proposed Transactions . Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of ISRL’s directors in the ISRL IPO Prospectus . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ISRL’s shareholders in connection with the Proposed Transactions will be set forth in the proxy statement/prospectus for the Proposed Transactions, when available . Information concerning the interests of ISRL’s, Gadfin’s and NewPubco’s participants in the solicitation, which may, in some cases, be different than those of ISRL’s and Gadfin’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Transactions when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus and related documents filed with the SEC carefully before making any voting or investment decisions . These documents, once available, can be obtained free of charge from the sources indicated above . No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of ISRL, Gadfin, NewPubco and other companies, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with ISRL, Gadfin or NewPubco, or an endorsement or sponsorship by or of ISRL, Gadfin or NewPubco . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that ISRL, Gadfin or NewPubco will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service mar 2 ks, trade names and copyrights .

3 Forward - Looking Statements This Presentation includes certain statements that are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding the completion of the Proposed Transactions and expansion and market opportunities of the combined company . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of ISRL’s, Gadfin’s and/or NewPubco’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of ISRL, Gadfin and NewPubco . These forward - looking statements are subject to a number of risks and uncertainties, which include, without limitation, ISRL’s, Gadfin’s and NewPubco’s inability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by ISRL’s public shareholders ; the ability to meet Nasdaq’s listing standards following the consummation of the Proposed Transactions ; costs related to the Proposed Transactions ; expectations with respect to future performance and growth ; the timing of the completion of the Proposed Transactions ; Gadfin’s or NewPubco’s ability to execute its business plans and strategy and to receive regulatory approvals ; potential litigation involving the parties ; changes in domestic and foreign business, market, financial, political and legal conditions ; geopolitical events, including the war and hostilities between Israel and Hamas and Israel and Hezbollah and the conflict between Russia and Ukraine ; the ability of the parties to complete the Proposed Transactions or the performance of the combined company following consummation of the Proposed Transactions ; regulatory changes ; access to additional financing ; and other risks and uncertainties indicated from time to time in filings with the SEC by ISRL, Gadfin or NewPubco . Other factors include the possibility that the Proposed Transactions do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions . The foregoing list of factors is not exclusive . Additional information concerning certain of these and other risk factors is contained in ISRL’s most recent filings with the SEC and will be contained in the proxy statement/prospectus expected to be filed in connection with the Proposed Transactions described above . All subsequent written and oral forward - looking statements concerning ISRL, Gadfin or NewPubco, the Proposed Transactions or other matters and attributable to ISRL, Gadfin, NewPubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . Recipients of this Presentation are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . ISRL, Gadfin and NewPubco expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in ISRL’s, Gadfin’s or NewPubco’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based .

4 OUR VISION remote and hard - to - reach areas. Creating the most innovative and advanced long range VTOL systems, to provide fast and affordable delivery, scanning and other applications utilizing the highest safety and reliability standards. OUR MISSION Gadfin’s mission is to deliver safe, sustainable, and cost - effective, end to end mid - payload UAV logistics, providing long - range solutions for enterprise and defense customers in

5 Spirit X Spirit One Spirit v The GADFIN Spirit Family The Spirit V & X are illustrations of the product under development and may vary significantly from the image.

6 Introduction & Executive Summary Founded: 2018 B2B Enterprise Drone dual use (not Last Mile) HQ: Rehovot, Israel Hydrogen - powered, long - range eVTOLs Chairman & CEO: Eyal Regev HW sale and Recurring revenue model Three Major Breakthroughs Wide Flight Envelope: Strong wind resistance; IP45 weather protection design A Benchmark for Airworthiness & Safety Long Range: 300 km

7 In the Fly

8 From Pain to Market Opportunity The Challenge Current Solution Gadfin Solution Hydrogen - powered eVTOLs – sustainable, scalable, cost - efficient Extended range – up to 300 km, enabling long - distance heavy deliveries (up to 180kg) Faster, on - demand logistics – access to hard - to - reach and time - critical areas Dual - use capability – civil (medical, offshore) & defense resupply • High costs for heavy, long - range deliveries • Dependence on helicopters: expensive & limited • Time - critical missions in hard - to - reach areas (civil & defense) • Short - range drones: light payload, limited range • Helicopters: short range and speed, costly unreliable • No heavy - duty, long - range cargo eVTOLs available missions

9 Gadfin’s Technology Hydrogen - Powered UAVs: leading in long range, zero emissions and end - to - end solution Flight Envelope : Stability in Harsh Weather IP 45 – Can fly in heavy rain Avionic Suite: Broadband SATCOM, Quadra redundant cellular communication, Bi - directional ADS - b, IFF and more Safety Systems: Emergency Parachutes, Ability to fly in GPS denied environment,, Detect & Avoid

10 Core Technologies and Capabilities Details Item • Patented Folding - Wing Mechanism • Maximizes vertical takeoff and landing (VTOL) efficiency in confined spaces • Converts to fixed - wing mode during cruising, ensuring long - range, high - speed flight cap abilities Core Differentiating Technology • Unlike competing aircraft focused on short - distance travel within the city, it is optimized for long - distance logistics missions (250km flight). Competitive advantage • Specialized cargo transport capabilities - Temperature - controlled cargo compartment capable of supporting temperatures down to - 80 Σ C (experienced in transporting medical supplies) • Adverse weather capabilities - Reliable mission performance even in heavy rain and winds Proven operational capabilities • Long - distance logistics business expenses Strategic value Platform - specific performance specifications Currently in operation Basic model currently flying In development In development MAX Range MAX Payload Platform 250 km * 8 kg Spirit - One 300 km 60 kg Spirit - V 300 km 180 kg Spirit - X *With a Payload of 3 Kg

11 Hydrogen Propulsion: A Strategic Differentiator Gadfin is a global pioneer in integrating hydrogen fuel cells into UAV platforms Zero emissions and near - silent operations Rapid refueling ground stations Enables long - range BVLOS (Beyond Visual Line of Sight) operations with higher payloads ~2.5X longer range compared to battery - electric drones * *When comparing similar size and weight eVTOL’s .

Spirit One Serial Production
Start Commercial Operation
Spirit V Test flights
Spirit V Serial Production *
Spirit X Serial Production *
Spirit X Test flights
CAAI Approval
EASA Approval
FAA Approval
Q4 2025
Q2 2026
Q4 2026
Q2 2027
Q4 2027
Q2 2028
Q4 2028
Q4 2029

GADFIN Aero-Logistics Systems

Planned Gadfin Timeline

12

* projected timeline is estimated based on Gadfin's prior experience with Spirit One.

13 Market Opportunity Enterprise Drone Logistics High Growth Market Healthcare Hospital - to - Hospital Urgent Deliveries Heavy Cargo Transport Large - Scale Industrial Logistics Infrastructure Power Lines, Pipelines, Oil Fields Monitoring Market Positioning Gadfin is uniquely positioned to capitalize on the rapidly growing UAV market, with a focus on high - margin enterprise logistics. Focusing itself on the medium PLD category, with very few competitors and a huge demand for cost effective deliveries to remote places. Military Application

14 2024 - 2034 eVTOL Market (USD B) Source: https://www.precedenceresearch.com/evto l - aircraft - market 19.06 29.53 45.74 70.85 109.75 170 20 0 40 60 80 100 120 160 140 180 12.31 7.94 5.13 2.14 3.31 2034 2033 2032 2031 2030 2029 2028 2027 2026 2024 2025 Market Size (USD B)

15 Source: Grand View Research: Delivery Drones Market Size, 2023 – 2030 $530M 2022 $10B 2030 Global Drone Cargo Market Potential & Growth Forecast The global delivery drone market is projected to grow from $530M in 2022 to over $10B by 2030, driven by demand for faster, sustainable, and automated logistics solutions.

16 Source: Grand View Research: Delivery Drones Market Size 10 8 6 4 2 0 12 2018 2019 2020 2021 2022 2025 2026 North America 2027 2028 2030 Market Size (USD B) Size by Region, 2018 - 2030 MEA Latin America 2023 2024 Asia Pacific $10.5B Delivery Drones Market (USD B)

17 Business Model Overview Hybrid Model: Hardware Sales + Delivery - as - a - Service (DaaS) Long - term recurring revenue with strong visibility Hardware Model (One - Time Revenue) • Sale or lease of Aircraft systems • Includes setup, integration, and training • Optional maintenance or warranty packages Service Model (Recurring Revenue) • Subscription model with minimum delivery commitment • Customer OPEX model (no upfront CAPEX) • Multi - year contracts (typically 5 years) • Monthly fixed fee based on projected delivery volumes • Guaranteed minimum delivery volume

18 Investment Opportunity & Funding Needs Gadfin is undergoing a DE - SPAC process. Signed BCA with the following terms: Capital Allocation • Scale Production & Expand Key Partnerships • Build Automated Ground Stations & Strengthen Regulatory Compliance • Enhance Operational Capacity for Large - Scale Deployments Strategic Focus Leveraging first - mover advantage in hydrogen - powered UAV logistics to establish a dominant position in the market, and drive scalable enterprise adoption. $21M Minimum Funding Required $180M Pre - Money Valuation *May vary according to the sponsor shares actually remaining, level of redemption of SPAC shareholders, and terms of PIPE investment $241M - $261M Post - Money Valuation*

19 Gadfin Leadership Team Eyal Regev | Chairman, CEO & CFO Chairman, CEO & CFO of Gadfin, leading the company’s vision and expansion. With over 25 years of experience in the UAV industry, he previously led IAI’s VTOL department, and managed the development of strategic UAV programs, playing a pivotal role in advancing unmanned aerial technologies. Sharon Sustiel | Business Development Manager Sharon brings a 30 years experience in global business development and sales. Sharon has deep routes in Asia, and has a wide range of connections with key players in the logistics and commercial sectors in various regains and countries Osnat Levy | Finance Advisor CPA and MBA with 20+ years of international finance leadership across SaaS, technology, and global enterprises. Expertise in corporate governance, M&A, and public company readiness, with a proven record of managing complex transactions and driving financial discipline for long - term growth. Nissim Poliker | VP Manufacturing Nissim brings extensive experience in global aviation manufacturing management. Previously serving as a senior executive and CEO of FBM he has overseen large - scale aerospace programs and proficient in working under boing certified manufacturing standards Dr. Ilan Zohar | Chief Engineer A Ph.D. in Flight Control, specializes in UAV stability and multi - rotor systems. He has designed multiple VTOL platforms and unmanned flight systems, enhancing the precision and safety of Gadfin’s UAVs. Ben Raviv | Operation Manager Ben brings extensive experience in global management in various fields. Previously serving as a senior executive in a wide verity of companies, and a wide understanding of logistics and project management Prof. Robert Roach | Head of Aeronautics Holds a Ph.D. in Aerospace Engineering and is an expert in aerodynamics and propulsion. He has contributed to the development of advanced UAV designs and performance simulations, ensuring Gadfin’s drones achieve superior efficiency and stability. Moshe Moses | VP R&D Moshe brings extensive experience in global aviation project management. Previously serving as a senior executive at Israel Aerospace Industries (IAI), he has overseen large - scale aerospace programs and operational strategies. Izhar Yona | Chief Air - Ops Manager Has over 35 years of UAV operational experience and previously served as the Chief Commander of the IDF Unmanned Pilot Academy. His expertise in UAV flight testing and operations plays a crucial role in refining Gadfin’s aerial capabilities.

20 Spirit One Production line* Start of production: Est. Q 4 2025 Expected Production rate: 12 units per month * Conceptual representation of Gadfin's production line expected to be operational by the end of 2025, designed to enable assembly of 12 Spirit One eVTOLs per month to meet the demand and backload of orders on time. The production line is under construction and may vary significantly from the image.

Projects

22 SAREL Overview First nationwide Supplier - to - hospitals drone network for medical logistics. Israel Healthcare Logistics Key Details • Enable rapid transport of medical supplies, blood samples, and vaccines. • 9 Spirit One UAVs expect to be eventually deployed. • Expected to have 11 dedicated delivery routes serving hospitals across Israel. Strategic Impact • Revolutionizing emergency medical logistics with faster and more efficient delivery. • Potential model for international healthcare systems. Sarel in Numbers: » 11 Delivery lines » 5 Year service agreement

23 A Potential European Project Overview 140 UAVs are required to deploy a long - range cargo transport between islands and mainland Europe. Key Details • Fleet Composition: - 20 Spirit One (5kg payload) - 60 Spirit V (60kg payload) - 60 Spirit X (180kg payload) • Infrastructure: 3 logistics hubs, 50 island - based distribution centers. Strategic Impact • First large - scale UAV - powered cargo network in Europe. • Expected to reduce reliance on traditional ferry - based logistics. IE in Numbers: » 50 Delivery lines » Potential 8 Year service agreement

24 Power Grid & Oil Pipeline Monitoring Overview Deploying UAVs for energy sector infrastructure monitoring and predictive maintenance. Key Details • 250 km UAV flight range allows for cost - effective large - scale inspections. • Equipped with LiDAR & thermal imaging for detecting faults in power grids and pipelines. • Reducing inspection costs and downtime for energy companies. Strategic Impact • Seeking long - term contracts with energy infrastructure providers. • Potential for expansion into global oil & gas markets. Pictures from a flight test of a gridline scan under a IIA project

25 Certifications & Service providers AS - 9100D Certified ISO - 9001 Certified *

Gadfin’s Next - Gen UAV Fleet Pioneering Hydrogen - Powered Aerial Logistics

27 Spirit One Medical & Urgent Deliveries Designed for lightweight, long - range medical and critical cargo transport. Key Specifications Range: 250 km* Max. Payload: 8Kg Cruise Speed : 100 km/h Partially automated package loading & unloading Hydrogen - powered (zero emissions) Folding wing technology for stability IP45 - rated waterproof design *With a Payload of 3 Kg **Blood, vaccines, pharmaceuticals Medical deliveries** Emergency response logistics Urgent high - priority deliveries

28 Spirit V Range: 300 km Payload: 60 kg Speed: 130 km/h Hybrid hydrogen - electric system Folding wing technology for improved stability Fully autonomous takeoff & landing Advanced LiDAR and thermal imaging compatibility Optimized for energy efficiency & low operational cost Industrial cargo transport Remote area resupply & disaster relief Military & defense logistics Medium Weight Cargo Transport Versatile UAV designed for logistics and infrastructure monitoring. Main Specifications * * Based on calculations. This air - vehicle is still under development

29 Spirit X Range: 300 km Payload: 180 kg Speed: 150 km/h 1,000 - liter cargo capacity Hybrid hydrogen - electric propulsion Folding wing technology for stability Redundant safety systems (emergency parachutes, collision avoidance) Industrial cargo transport Remote area resupply & disaster relief Military & defense logistics Med - EVAC of an injured personal + a medic Heavy - Duty Cargo Transport Designed for long - range, heavy - payload transport & large - scale logistics. Key Specifications * * Based on calculations. This air - vehicle is still under development

30 Market Expansion & Growth Strategy Market Positioning Gadfin is uniquely positioned to capitalize on the rapidly growing UAV market, with a focus on high - margin enterprise logistics. Focusing itself on the medium PLD category, with very few competitors and a huge demand for cost effective deliveries to remote places. Geographical Expansion Apac, EMEA, Americas Service Revenue Growth Recurring revenue to surpass hardware sales gradually Advancements in Hydrogen Aviation Leading the future of sustainable drone logistics Strategic Enterprise Focus Scaling contracts with e - commerce, logistics, and government

31 IP Key Patents & Technologies Developed a strong and defensible IP portfolio to support global expansion 41 patent applications submitted, with 30 already approved Patents granted in key markets, including the United States and Europe

32 Enterprise - Driven B2B. Working with big companies, Not Consumer Hype Early - Mover Advantage in Hydrogen - Powered Drone Logistics High - Value Contracts with Long - Term Scalability Durable, Profitable & Sustainable B2B Logistics Model Massive Market Opportunity with Accelerating Adoption Future - Proofed with Proprietary Technology & IP Protection Attractive Investment Entry Point Why Invest in Gadfin?

33 Gadfin in a “Nutshell” Pioneering Hydrogen - Powered eVTOLs • Long range : 250 - 300 km • Payloads: 8 – 180 kg • ~2.5x longer endurance vs. battery - electric eVTOL’s • Cost - effective, zero - emission logistics for civil & defense Massive Market Opportunity • Projected global cargo drone market: → $13B+ (2035) • Strong demand across healthcare, industrial, infrastructure, and defense • High - margin, recurring revenue potential Business Model • Delivery - as - a - Service (DaaS): subscription model with stable, predictable revenues from enterprise contracts • Aircraft Sales: direct sales of Gadfin’s hydrogen - powered eVTOL fleet to strategic partners and government customers

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